Financial Results First Quarter 2024 Exhibit 99.2

Forward-Looking Statements & Non-GAAP Financial Measures This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements with respect to the financial condition, results of operations, trends in lending policies and loan programs, plans and prospective business partnerships, objectives, future performance and business of the Company. Forward-looking statements are generally identifiable by the use of words such as “believe,” “continue,” “could,” “decline,” “estimate,” “expect,” “grow,” “growth,” “improve,” “increase,” “may,” “pending,” “plan,” “position,” “preliminary,” “remain,” “rising,” “should,” “slow,” “strategy,” “well-positioned,” or other similar expressions. Forward- looking statements are not a guarantee of future performance or results, are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the information in the forward-looking statements. Such statements are subject to certain risks and uncertainties including: our business and operations and the business and operations of our vendors and customers; general economic conditions, whether national or regional, and conditions in the lending markets in which we participate may have an adverse effect on the demand for our loans and other products; our credit quality and related levels of nonperforming assets and loan losses, and the value and salability of the real estate that is the collateral for our loans. Other factors that may cause such differences include: failures or breaches of or interruptions in the communications and information systems on which we rely to conduct our business; failure of our plans to grow our commercial and industrial, construction, SBA, and franchise finance loan portfolios; competition with national, regional and community financial institutions; the loss of any key members of senior management; the impacts of inflation and rising interest rates on the general economy; risks relating to the regulation of financial institutions; and other factors identified in reports we file with the U.S. Securities and Exchange Commission. All statements in this presentation, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. This presentation contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures, specifically tangible common equity, tangible assets, tangible book value per common share, tangible common equity to tangible assets, total interest income – FTE, net interest income – FTE, net interest margin – FTE, adjusted noninterest income, adjusted noninterest expense, adjusted noninterest expense to average assets, adjusted income before income taxes, adjusted income tax provision (benefit), adjusted net income, adjusted diluted earnings per share, adjusted tangible common equity, adjusted tangible assets and adjusted tangible common equity to adjusted tangible assets are used by the Company’s management to measure the strength of its capital and analyze profitability, including its ability to generate earnings on tangible capital invested by its shareholders. Although management believes these non-GAAP measures are useful to investors by providing a greater understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non- GAAP performance measures that may be presented by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the table at the end of this presentation under the caption “Reconciliation of Non-GAAP Financial Measures.” 2

First Quarter 2024 Highlights  Net income of $5.2 million, up 25.1% from 4Q23  Diluted earnings per share of $0.59, up 22.9% from 4Q23 3  Net interest margin of 1.66% and FTE NIM of 1.75%1 improved by 8 and 7 bps, respectively, from 4Q23  Yield on loan portfolio increased 23 bps from 4Q23 while deposit costs only increased 11 bps  Capital position remains solid  TCE / TA of 6.79%1; CET1 ratio of 9.48%  Record SBA GOS revenue of $6.5 million  NPAs to total assets of 0.25%  Office CRE less than 1% of total loans  Excluding AOCI and adjusting for normalized cash balances, adjusted TCE / TA was 7.61%1  Repurchased 10,500 common shares at an average price of $26.94 under authorized repurchase program 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix  Total revenue increased to $29.1 million  Noninterest expense to average assets of 1.62%  Tangible book value per share increased 1.0% to $41.831  Continued optimization of loan portfolio  Weighted average yield on new loans funded in 1Q24 was 8.84%  Total portfolio loan balances increased 1.8% from 4Q23  Total deposits increased 5.1% from 4Q23

Loan Portfolio Overview  Total portfolio loan balances increased 1.8% from 4Q23  Commercial loan balances increased $75.2 million, or 2.5%, from 4Q23  Consumer loan balances decreased $3.5 million, or 0.4%, from 4Q23  1Q24 funded portfolio loan origination yields were 8.84%, relatively stable with 4Q23 and up 108 bps from 1Q23  Office exposure continues to be less than 1% of total loan balances and is limited to suburban and medical 4 Loan Portfolio Mix1 1 Percentages may not add up to 100% due to rounding 2 Includes commercial and industrial and owner-occupied commercial real estate balances Dollars in millions 2 11% 10% 10% 9% 9% 9% 10% 9% 16% 16% 10% 7% 7% 12% 11% 11%3% 9% 14% 14% 1% 2% 4% 4% 4% 6% 6% 2% 4% 10% 18% 14% 8% 6% 6% 21% 26% 24% 21% 21% 18% 14% 13% 39% 34% 35% 32% 31% 27% 25% 24% 3% 2% 3% 4% 6% 8% 10% 12% 10% 7% 6% 6% 6% 5% 5% 5% $2,091 $2,716 $2,964 $3,059 $2,888 $3,499 $3,840 $3,910 2017 2018 2019 2020 2021 2022 2023 1Q24 Commercial and Industrial Construction and Investor CRE Single Tenant Lease Financing Public Finance Healthcare Finance Small Business Lending Franchise Finance Residential Mortgage/HE/HELOCs Consumer

$1,893.9 44% $882.3 21% 428.2 10% $264.1 6% $279.7 7% $525.6 12% Consumer Small Business Commercial Public Funds Fintech Brokered2 $129.4 3% $253.2 6% $23.5 1% $448.9 10% $802.3 19%$279.7 6% $1,739.0 41% $597.8 14% Noninterest-bearing deposits Interest-bearing demand deposits Savings accounts Money market - Consumer Money market - SMB/Commercial Fintech deposits Certificates of deposits Brokered deposits Deposit Composition 5  Total deposits increased by $206.8 million, or 5.1%, from 4Q23 and are up 18.0% from 1Q23  Diversified deposit base comprised of a combination of consumer, small business, commercial and public funds  Deposit base is further diversified by product type among checking, money market/savings and CDs  Deposit composition was relatively consistent with 4Q23; used liquidity to pay down higher cost brokered deposits and FHLB advances 1 Money market – SMB/Commercial includes small business, commercial, CRE and public funds 2 Public funds includes $72.1 million of deposits that are classified as brokered for regulatory purposes 1 Deposits by Customer Type - 3/31/24 Dollars in millions Total Deposits - $4.3B as of 3/31/24 Dollars in millions Average Balance (Dollars in thousands) $46.0 $91.9 $240.2 $580.4 $42.8

Uninsured Deposit Balances 6  Estimated uninsured deposit balances represent 26% of total deposits, up from 25% in 4Q23  Uninsured balances include Indiana-based Public Funds which are insured by the Indiana Board for Depositories and neither require collateral nor are reported as “Preferred Deposits” on the Bank’s call report  Uninsured balances also include certain large balance accounts under contractual deposit agreements that only allow withdrawal under certain conditions Estimated Uninsured Deposits Public Funds Contractual Deposits Adjusted Uninsured Deposits Estimated Uninsured Deposits Waterfall – 03/31/24 Dollars in millions 26% of Total Deposits 20% of Total Deposits

Liquidity and 1Q24 Deposit Update

- Cash and unused borrowing capacity totaled $1.7 billion at March 31, 2024
  - Cash balances up $75.4 million since 4Q23
  - Currently represents 158% of total uninsured deposits and 203% of adjusted uninsured deposits
- CD production supplemented by growth in fintech deposits drove increased balance sheet liquidity
- Strong deposit growth lowered the loans to deposits ratio to 91.5%

Total Deposits by Quarter

Dollars in millions



$3,622.3
$3,854.3
$4,083.5
$4,067.0
$4,273.8
50%
53%
56%
54%
55%
22%
21%
20%
20%
19%
13%
11%
10%
11%
10%
10%
10%
9%
7%
6%
1%
4%
3%
5%
6%
1Q23
2Q23
3Q23
4Q23
1Q24
Noninterest-bearing deposits
Money market - Consumer
Certificates and brokered deposits
Interest-bearing demand deposits
Money market - SMB/Commercial 1
Savings accounts
Fintech deposits

Cost of Funds by Deposit Type

	1Q24	4Q23	3Q23	2Q23	1Q23
Interest-bearing demand deposits	2.03%	1.71%	2.18%	1.68%	1.09%
Savings accounts	0.86%	0.85%	0.85%	0.86%	0.86%
Money market accounts	4.18%	4.12%	4.04%	3.88%	3.62%
BaaS – brokered deposits	4.39%	4.38%	4.33%	4.03%	3.80%
Certificates of deposits	4.70%	4.55%	4.37%	3.84%	3.12%
Brokered deposits	4.79%	4.70%	4.74%	4.47%	3.93%
Total interest-bearing deposits	4.25%	4.14%	4.09%	3.75%	3.24%

1 Money market – SMB/Commercial includes small business, commercial, CRE and public funds

FIRST INTERNET BANCORP

7

Net Interest Income and Net Interest Margin  Net interest income on a GAAP and FTE basis were up 4.7% and 4.2%, respectively, from 4Q23  Improved loan mix and higher earning asset yields were partially offset by slightly higher funding costs  Loan portfolio yield positively impacted by optimization efforts  Pace of increase in deposit costs remained well controlled 8 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix Yield on Loans and Cost of Interest-Bearing Deposits Net Interest Margin – GAAP and FTE1 4.96% 5.15% 5.24% 5.50% 5.73% 3.24% 3.75% 4.09% 4.14% 4.25% 1Q23 2Q23 3Q23 4Q23 1Q24 Yield on loans Cost of interest-bearing deposits $19.6 $18.1 $17.4 $19.8 $20.7 $21.0 $19.5 $18.6 $21.0 $21.9 1Q23 2Q23 3Q23 4Q23 1Q24 GAAP FTE 1.76% 1.53% 1.39% 1.58% 1.66% 1.89% 1.64% 1.49% 1.68% 1.75% 1Q23 2Q23 3Q23 4Q23 1Q24 GAAP FTE Net Interest Income – GAAP and FTE1 Dollars in millions

Net Interest Margin Drivers 9 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix Net Interest Margin – FTE1 Linked-Quarter Change Monthly Rate Paid on Int. Bearing Deposits vs. Fed Funds  Linked-quarter FTE NIM1 increased 7 bps due to higher earning asset yields, offset by slightly higher deposit costs – Weighted average yield of 8.84% on funded portfolio originations during 1Q24 – Securities yields increased 9 bps from 4Q23 while other earning asset yields decreased 6 bps  Deposit costs increased 11 bps from 4Q23 to 4.25% for 1Q24 – Deposit costs impacted by CD production and Fintech partner balance growth – Money market and other non-maturity deposit pricing was relatively stable during 1Q24 – Weighted average cost of new CDs in 1Q24 was 4.96% vs. cost of maturing CDs of 4.62%, reflecting the narrowing repricing gap +24 bps -10 bps -9 bps 1.68% 1.75% +2 bps 3.59% 3.79% 3.85% 3.98% 4.13% 4.16% 4.17% 4.09% 4.17% 4.22% 4.24% 4.29% 4.83% 5.08% 5.08% 5.33% 5.33% 5.33% 5.33% 5.33% 5.33% 5.33% 5.33% 5.33% Apr-23 May-23 Jun-23 Jul-23 Aug-23 Sep-23 Oct-23 Nov-23 Dec-23 Jan-24 Feb-24 Mar-24 Int. Bearing Deposits Fed Funds Effective

Noninterest Income 10 Dollars in millions Noninterest Income by Type Dollars in millions Noninterest Income by Quarter  Noninterest income of $8.3 million, up 12.8%, from $7.4 million in 4Q23  Gain on sale of loans of $6.5 million, up 8.4%, from $6.0 million in 4Q23 – SBA loan sale volume experienced a seasonal decrease of 11.5% from 4Q23 – More than offset as net gain on sale premiums increased by 158 bps from 4Q23  $0.5 million increase in loan servicing revenue, net of loan servicing asset revaluation $0.2 $0.9 $6.5 $0.7 Service charges and fees Net loan servicing revenue Gain on sale of loans Other $5.4 $5.9 $7.4 $7.4 $8.3 1Q23 2Q23 3Q23 4Q23 1Q24

Noninterest Expense 11 1 1Q23 noninterest expense includes $3.1 million of mortgage operations and exit costs; see Reconciliation of Non-GAAP Financial Measures in the Appendix Dollars in millions Noninterest Expense by Quarter Noninterest Expense to Average Assets 1.73%1.71% 1.55% 1.83% 1.52% 1.53% 1.54% 1.62% 1Q23 2Q23 3Q23 4Q23 1Q24 Core Non-core items 1 1.56% $21.0 $18.7 $19.8 $20.1 $21.0 1Q23 2Q23 3Q23 4Q23 1Q24 Core Non-core items $17.9 1  Noninterest expense of $21.0 million, up 4.8%, from $20.1 million in 4Q23  Increase in salaries and employee benefits due to annual resets on employee benefits and payroll taxes as well as merit compensation increases  Higher marketing expense due to increased media costs and seasonal sponsorships

Asset Quality  Allowance for credit losses to total loans of 1.05% in 1Q24, up 4 bps from 4Q23  Quarterly provision for credit losses was $2.4 million, compared to $3.6 million in 4Q23  Net charge-offs to average loans of 0.05%, compared to 0.12% in 4Q23  Nonperforming loans to total loans increased to 0.33% from 0.26% in 4Q23  Delinquencies 30 days or more past due of 0.53%, compared to 0.31% in 4Q23; 1Q24 impacted by timing of P&I payments – Following quarter end, payments received from borrowers brought delinquencies down to 0.32% 12 0.26% 0.17% 0.16% 0.26% 0.33% 1Q23 2Q23 3Q23 4Q23 1Q24 0.20% 0.13% 0.12% 0.20% 0.25% 1Q23 2Q23 3Q23 4Q23 1Q24 NPLs to Total Loans NPAs to Total Assets Net Charge-Offs to Avg. Loans 0.82% 0.17% 0.16% 0.12% 0.05% 1Q23 2Q23 3Q23 4Q23 1Q24

Capital  Tangible common equity to tangible assets decreased 15 bps to 6.79%1 from 4Q23 due primarily to strong growth in deposits and liquidity  Tangible book value per share of $41.831, up 1.0% from 4Q23  Repurchased 10,500 shares at an average price per share of $26.94 during 1Q24  Since 4Q21, 1.4 million shares have been purchased at an average price per share of $29.49 13 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix 2 Regulatory capital ratios are preliminary pending filing of the Company’s and Bank’s regulatory reports Company Bank Total shareholders' equity to assets 6.87% 8.39% Tangible common equity to tangible assets1 6.79% 8.31% Tier 1 leverage ratio 7.33% 8.92% Common equity tier 1 capital ratio 9.52% 11.60% Tier 1 capital ratio 9.52% 11.60% Total risk-based capital ratio 13.18% 12.66% $27.93 $30.82 $33.29 $38.51 $39.74 $41.43 $41.83 2018 2019 2020 2021 2022 2023 1Q24 Tangible Book Value Per Share1 Regulatory Capital Ratios – March 31, 20242

Pro Forma Capital Impact of Unrealized Securities Losses  Limited deployment of excess liquidity into the securities portfolio during the low-rate environment in 2020 and 2021  Over 67% of securities are classified as available-for-sale and reported on the balance sheet at market value  Capital ratios at both the holding company and bank, adjusted for all unrealized securities losses, remain well above regulatory minimum requirements  Total after-tax unrealized securities losses represent 12.8% of tangible equity 14 10.45% 8.37% 7.00% 11.60% 9.52% Minimum Capital Required First Internet Bank First Internet Bancorp 11.51% 12.03% 10.50% 12.66% 13.18% Minimum Capital Required First Internet Bank First Internet Bancorp Basel III Reported Adjusted 1 Regulatory capital ratios are preliminary pending filing of the Company’s and Bank’s regulatory reports 2 Adjusted for unrealized losses, after tax Common Equity Tier 1 Capital Ratios 1 Total Capital Ratios 1 Tangible Common Equity / Tangible Assets As of 03/31/24 As of 03/31/24 As of 03/31/24 8.06% 6.53% 8.31% 6.79% First Internet Bank First Internet Bancorp 2

Small Business Lending  $239.3 million of balances as of March 31, 2024  Nationwide platform providing growth capital to entrepreneurs and small business owners  8th largest Small Business Administration 7(a) lender for the SBA’s year-to-date 2024 fiscal year 1315 Managed SBA 7(a) Loans Portfolio Mix by State Portfolio Mix by Major Industry 18% 12% 11% 11%8% 7% 33% TX FL MI CA IN IL Other 20% 20% 14% 13% 9% 24% Retail Trade Services Accommodation and Food Services Construction Manufacturing Other

Franchise Finance  $543.1 million of balances as of March 31, 2024  Focused on providing growth financing to franchisees in a variety of industry segments  Strong historical credit performance to date  Average loan size of $0.9 million 16 Portfolio Mix by Borrower Use Portfolio Mix by State Portfolio Mix by Brand 131 18% 14% 13% 13% 10% 8% 24% Limited-Service Restaurants Beauty Salons Indoor Recreation Snacks and Nonalcoholic Beverages Fitness and Recreational Sports Centers Full-Service Restaurants Other 15% 11% 7% 5% 5% 4% 3% 50% TX CA FL PA MI GA NC Other 9% 9% 7% 6% 5% 4% 60% Urban Air Adventure Park Scooter's Coffee My Salon Suite Goldfish Swim School Restore Hyper Wellness Crumbl Cookies Other

Construction and Investor Commercial Real Estate  $453.9 million of combined balances as of March 31, 2024  Average current loan balance of $6.1 million for investor CRE  Average commitment sizes for construction – Commercial construction/development: $25.1 million – Residential construction/development: $2.3 million 17 Portfolio by Loan Type Portfolio Mix by State Portfolio Mix by Major Industry  1Q24 unfunded commitments up from 4Q23 – Commercial construction/development: $507.2 million – Residential construction/development: $45.0 million  Minimal office exposure; 1.8% of combined balances consisting of suburban and medical office space 61% 27% 12% Commercial Construction/ Development Investor Commercial Real Estate Residential Construction/ Development 31% 29% 19% 5% 4% 3% 3% 2% 2% 2% Industrial Warehouse Multifamily/Mixed Use Hospitality Senior Living Residential Land Development Residential Construction Multifamily Suburban & Medical Office Commercial Land Retail 78% 8% 4% 4% 3% 3% IN AZ SC OH CA KY

Single Tenant Lease Financing  $941.6 million of balances as of March 31, 2024  Long-term financing of single tenant properties occupied by historically strong national and regional tenants  Weighted-average portfolio LTV of 46%  Average loan size of $1.3 million 18 Portfolio Mix by Major Vertical Portfolio Mix by Major Tenant Portfolio Mix by Geography  Strong historical credit performance  No delinquencies in this portfolio  Minimal office exposure; 1.3% of loan balances consisting of medical office space 27% 22% 17% 13% 6% 6% 5% 4% Quick Service Restaurants Auto Parts/ Repair/Car Wash Full Service Restaurants Convenience/Fuel Pharmacies Dollar Stores Other Specialty Retailers 6% 6% 5% 5% 4% 4% 3% 3% 3% 2% 59% Tidal Wave Burger King Wendy's Caliber Collision Red Lobster Dollar General ICWG Bob Evans Walgreens CVS Other 10% 24% 22% 39% 5%

5% 9% 12% 6% 17%9% 8% 3%0.3% 31% AAA/Aaa AA+/Aa1 AA/Aa2 AA-/Aa3 A+/A1 A/A2 A-/A3 BBB+/Baa1 BBB/Baa2 Non-Rated 32% 15% 13% 10% 6% 6% 6% 4% 3% 2% 3% General Obligation Essential use equipment loans Lease rental revenue Water & sewer revenue Private Higher Education Tax Incremental Financing (TIF) districts Short term cash flow financing (BAN) Public higher education facilities Sales tax, food and beverage tax, hotel tax Income tax supported loans Others 59% 6% 5% 4% 4% 4% 3% 2% 13% IN OK IA OH MO MI GA WA Other Public Finance  $498.3 million of balances as of March 31, 2024  Provides a range of credit solutions for government and not-for-profit entities  Borrowers’ needs include short-term financing, debt refinancing, infrastructure improvements, economic development and equipment financing 19  No delinquencies or losses since inception Portfolio Mix by Repayment Source Borrower Mix by Credit Rating Portfolio Mix by State

Healthcare Finance  $213.3 million of balances as of March 31, 2024  Average loan size of $446,000  Strong historical credit performance to date  No delinquencies in this portfolio 20 Portfolio Mix by Borrower Use Portfolio Mix by Borrower Portfolio Mix by State 20 87% 9% 4% Dentists Veterinarians Other 30% 12% 5% 4% 4% 3% 3% 39% CA TX FL NY AZ WA IL Other 76% 18% 5% 1% Practice Refi or Acquisition Owner Occupied CRE Project Equipment and Other

C&I and Owner-Occupied Commercial Real Estate  $191.8 million of combined balances as of March 31, 2024  Current C&I LOC utilization of 37%  Average loan sizes  C&I: $691,000  Owner-occupied CRE: $837,000 21 Portfolio by Loan Type Portfolio Mix by State Portfolio Mix by Major Industry 21 50% 30% 20% C&I - Term Loans Owner Occupied CRE C&I - Lines of Credit 32% 25% 10% 7% 6% 20% IN AZ CA IL KS Other 35% 17% 17% 12% 12% 7% Other Construction Services Manufacturing Real Estate and Rental and Leasing Health Care and Social Assistance  Minimal office exposure; 1.6% of combined loan balances consisting of suburban office space

Residential Mortgage  $412.8 million of balances as of March 31, 2024 (includes home equity balances)  Historically direct-to-consumer originations centrally located at corporate headquarters  Focused on high quality borrowers – Average loan size of $207,000 – Average credit score at origination of 742 – Average LTV at origination of 80%  Strong historical credit performance 22 Concentration by State Concentration by Loan TypeNational Portfolio with Midwest Concentration 15% 3% 73% 4% 5% 22 70% 12% 2% 2% 2% 12% Indiana California Florida Texas New York All other states 93% 4%2% 1% Single Family Residential Home Equity – LOC SFR Construction to Permanent Home Equity – Closed End

24% 21% 17% 28% 10% Specialty Consumer  $380.7 million of balances as of March 31, 2024  Direct-to-consumer and nationwide dealer network originations  Focused on high quality borrowers – Average credit score at origination of 778 – Average loan size of $26,000  Strong historical credit performance Concentration by State Concentration by Loan TypeGeographically Diverse Portfolio 231 14% 11% 6% 4% 4% 61% Texas California Florida North Carolina Colorado All other states 51% 39% 10% Trailers Recreational Vehicles Other Consumer

24 Appendix

Loan Portfolio Composition

Dollars in thousands	2021	2022	1Q23	2Q23	3Q23	4Q23	1Q24
Commercial loans							
Commercial and industrial	$ 96,008	$ 126,108	$ 113,198	$ 112,423	$ 114,265	$ 129,349	$ 133,897
Owner-occupied commercial real estate	66,732	61,836	59,643	59,564	58,486	57,286	57,787
Investor commercial real estate	28,019	93,121	142,174	137,504	129,831	132,077	128,276
Construction	136,619	181,966	158,147	192,453	252,105	261,750	325,597
Single tenant lease financing	865,854	939,240	952,533	947,466	933,873	936,616	941,597
Public finance	592,665	621,032	604,898	575,541	535,960	521,764	498,262
Healthcare finance	387,852	272,461	256,670	245,072	235,622	222,793	213,332
Small business lending	108,666	123,750	136,382	170,550	192,996	218,506	239,263
Franchise finance	81,448	299,835	382,161	390,479	455,094	525,783	543,122
Total commercial loans	2,363,863	2,719,349	2,805,806	2,831,052	2,908,232	3,005,924	3,081,133
Consumer loans							
Residential mortgage	186,770	383,948	392,062	396,154	393,501	395,648	390,009
Home equity	17,665	24,712	26,160	24,375	23,544	23,669	22,753
Trailers	146,267	167,326	172,640	178,035	186,424	188,763	191,353
Recreational vehicles	90,654	121,808	128,307	133,283	140,205	145,558	145,475
Other consumer loans	28,557	35,464	37,186	40,806	42,822	43,293	43,847
Total consumer loans	469,913	733,258	756,355	772,653	786,496	796,931	793,437
Net def. loan fees, prem., disc. and other [1]	53,886	46,794	45,081	43,127	40,340	37,365	35,234
Total loans	**$ 2,887,662**	**$ 3,499,401**	**$ 3,607,242**	**$ 3,646,832**	**$ 3,735,068**	**$ 3,840,220**	**$ 3,909,804**

1 Includes carrying value adjustments of $26.9 million, $27.8 million, $29.0 million, $30.5 million, $31.5 million, $32.5 million and $37.5 million associated with public finance loans as of March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and December 31, 2021, respectively.

FIRST INTERNET BANCORP

25

Reconciliation of Non-GAAP Financial Measures 26 Dollars in thousands, except for per share data 2018 2019 2020 2021 2022 2023 1Q24 Total equity - GAAP $288,735 $304,913 $330,944 $380,338 $364,974 $362,795 $366,739 Adjustments: Goodwill (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) Tangible common equity $284,048 $300,226 $326,257 $375,651 $360,287 $358,108 $362,052 Common shares outstanding 10,170,778 9,741,800 9,800,569 9,754,455 9,065,883 8,644,451 8,655,854 Book value per common share $28.39 $31.30 $33.77 $38.99 $40.26 $41.97 $42.37 Effect of goodwill (0.46) (0.48) (0.48) (0.48) (0.52) (0.54) (0.54) Tangible book value per common share $27.93 $30.82 $33.29 $38.51 $39.74 $41.43 $41.83

Reconciliation of Non-GAAP Financial Measures

Dollars in thousands, except for per share data	1Q23	2Q23	3Q23	4Q23	1Q24
Total equity - GAAP	$355,572	$354,332	$347,744	$362,795	$366,739
Adjustments:					
Goodwill	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)
Tangible common equity	$350,885	$349,645	$343,057	$358,108	$362,052
Total assets - GAAP	$4,721,319	$4,947,049	$5,169,023	$5,167,572	$5,340,667
Adjustments:					
Goodwill	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)
Tangible assets	$4,716,632	$4,942,362	$5,164,336	$5,162,885	$5,335,980
Common shares outstanding	8,943,477	8,774,507	8,669,673	8,644,451	8,655,854
Book value per common share	$39.76	$40.38	$40.11	$41.97	$42.37
Effect of goodwill	(0.53)	(0.53)	(0.54)	(0.54)	(0.54)
Tangible book value per common share	$39.23	$39.85	$39.57	$41.43	$41.83
Total shareholders' equity to assets	7.53%	7.16%	6.73%	7.02%	6.87%
Effect of goodwill	(0.09%)	(0.09%)	(0.09%)	(0.08%)	(0.08%)
Tangible common equity to tangible assets	7.44%	7.07%	6.64%	6.94%	6.79%
Total interest income	$52,033	$58,122	$63,015	$66,272	$68,165
Adjustments:					
Fully-taxable equivalent adjustments [1]	1,383	1,347	1,265	1,238	1,190
Total interest income - FTE	$53,416	$59,469	$64,280	$67,510	$69,355
Net interest income	$19,574	$18,145	$17,378	$19,807	$20,734
Adjustments:					
Fully-taxable equivalent adjustments [1]	1,383	1,347	1,265	1,238	1,190
Net interest income - FTE	$20,957	$19,492	$18,643	$21,045	$21,924
Net interest margin	1.76%	1.53%	1.39%	1.58%	1.66%
Adjustments:					
Effect of fully-taxable equivalent adjustments [1]	0.13%	0.11%	0.10%	0.10%	0.09%
Net interest margin - FTE	1.89%	1.64%	1.49%	1.68%	1.75%

1 Assuming a 21% tax rate

FIRST INTERNET BANCORP

27

Reconciliation of Non-GAAP Financial Measures 28 Dollars in thousands, except for per share data 1Q23 2Q23 3Q23 4Q23 1Q24 Noninterest income $5,446 $5,871 $7,407 $7,401 $8,347 Adjustments: Mortgage-related revenue (65) - - - - Adjusted noninterest income $5,381 $5,871 $7,407 $7,401 $8,347 Noninterest expense $20,954 $18,670 $19,756 $20,056 $21,023 Adjustments: Mortgage-related costs (3,052) - - - - Adjusted noninterest expense $17,902 $18,670 $19,756 $20,056 $21,023 Noninterest expense to average assets 1.83% 1.52% 1.53% 1.54% 1.62% Effect of mortgage-related costs (0.27%) 0.00% 0.00% 0.00% 0.00% Adjusted noninterest expense to average assets 1.56% 1.52% 1.53% 1.54% 1.62% Income (loss) before income taxes - GAAP (5,349)$ 3,648$ 3,083$ 3,558$ 5,610$ Adjustments: Mortgage-related revenue (65) - - - - Mortgage-related costs 3,052 - - - - Partial charge-off of C&I participation loan 6,914 - - - - Adjusted income before income taxes $4,552 $3,648 $3,083 $3,558 $5,610

Reconciliation of Non-GAAP Financial Measures 29 1 Assuming a 21% tax rate Dollars in thousands, except for per share data 1Q23 2Q23 3Q23 4Q23 1Q24 Income tax provision (benefit) - GAAP (2,332)$ (234)$ (326)$ (585)$ 429$ Adjustments:1 Mortgage-related revenue (14) - - - - Mortgage-related costs 641 - - - - Partial charge-off of C&I participation loan 1,452 - - - - Adjusted income tax provision (benefit) (253)$ (234)$ (326)$ (585)$ 429$ Net income (loss) - GAAP (3,017)$ 3,882$ 3,409$ 4,143$ 5,181$ Adjustments: Mortgage-related revenue (51) - - - - Mortgage-related costs 2,411 - - - - Partial charge-off of C&I participation loan 5,462 - - - - Adjusted net income $4,805 $3,882 $3,409 $4,143 $5,181 Diluted average common shares outstanding 9,024,072 8,908,180 8,767,217 8,720,078 8,750,297 Diluted earnings (loss) per share - GAAP (0.33)$ 0.44$ 0.39$ 0.48$ 0.59$ Adjustments: Effect of mortgage-related revenue (0.01) - - - - Effect of mortgage-related costs 0.27 - - - - Effect of partial charge-off of C&I participation loan 0.60 - - - - Adjusted diluted earnings per share $0.53 $0.44 $0.39 $0.48 $0.59

Reconciliation of Non-GAAP Financial Measures 30 Dollars in thousands 1Q24 Tangible common equity $362,052 Adjustments: Accumulated other comprehensive loss 30,102 Adjusted tangible common equity $392,154 Tangible assets $5,335,980 Adjustments: Cash in excess of $300 million (181,264) Adjusted tangible assets $5,154,716 Adjusted tangible common equity $392,154 Adjusted tangible assets $5,154,716 Adjusted tangible common equity to adjusted tangible assets 7.61%